UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

2390 Western Avenue Guilderland, NY 12084

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue Guilderland, NY 12084

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ANNUAL REPORT

March 31, 2010

March 31, 2010

Dear Fellow Shareholders:

We are pleased to report that The Adirondack Small Cap Fund finished its fifth fiscal year, which ended on March 31, 2010, up 101.9%.  The Fund’s benchmark Index (Russell2000 Value Index) posted a 65.1% return during the same period.  The average returns for the Fund’s peer group was 72.6% during the 12 months ending March 31 2010.  The Fund’s performance during FY 2010 has placed it among the top 5% of Small Cap Value funds tracked by Morningstar® for 1 and 3-year performance.  The peer group is 284 funds for 1 year and 246 funds for 3 years.

The Fund’s out-performance can be attributed to the fact that we held on to and in some cases added exposure to stocks that other investors left for dead. The Fund had tremendous success investing in the following industries; Insurance, Telecommunications Equipment, Asset Management and Electronic Manufacturing Services.  As we have mentioned in previous correspondences, the Fund often takes positions in low-priced stocks where a high degree of skepticism exists. Many of these stocks registered triple digit returns during FY 2010. Some advanced to the point where prudence dictated profit taking. In fact, the Fund’s underperformance during the March quarter can be attributed to a more cautious stance starting in early 2010.

We ended the fiscal year with 62 positions which is at the higher end of our targeted range of 40 to 70. The top ten represented 24% of the Fund, which is lower than normal and something we will look to increase going forward. Turnover for the year was 61% with most of the activity relating to reducing or exiting positions where the stock exceeded our target price.

In cases where the market had quickly bid up the price of our holding past our price target, the prudent choice was to take profit and then look for better opportunities.  A perfect example of this was our position in Hartford Insurance (HIG), which we began buying in April of last year at about $12 per share. Hartford is a large multinational insurance company whose shares fell into small cap territory due to investor concerns regarding their investment and variable annuity portfolios. We viewed the significant price drop as an overreaction. Hartford’s investment portfolio was not any worse than other insurers and the issues regarding their variable annuity book could be corrected over time. Our thesis worked quicker than we projected and the shares quickly rose to more than 125% from our original entry price. We took profit for the following reasons:

•

Target price was achieved and valuation was now similar to peers.

•

Potential dilution from unwinding TARP could reduce potential share appreciation.

•

The stock is back in favor as Sell-side analysts are now writing positive notes about HIG.

Around the beginning of this year we started adding positions in companies that we felt could do well in an environment where economic growth was modest. These defensive additions to the portfolio resulted in weaker relative performance during the months of February and March.  While the market has advanced quicker than the expectations of most managers, we still see pockets of opportunity.  We are still able to find companies that we can buy for less than book value and we continue to find stocks that are completely misunderstood by the market.   From a diversification standpoint, the Fund held investments in all of the major economic sectors led by technology, financial services, and healthcare.  At fiscal year end the Fund had been holding a 9% cash position, which was nearly double the cash levels of the average mutual fund. The higher cash position is a reflection of increased asset inflows to the Fund and will be put to work in a patient manner. Recent advances in the market have not been supported by higher trading volume. This condition gives more reason to be cautious when deploying cash. Going forward, we expect to carefully increase our equity exposure as attractive entry points become available.

So what’s next? While the recovery has been stronger than expected, many people still have serious reservations about future economic growth. Investors around the world have now turned their attention on government debt with Europe now in the spotlight. Interestingly it appears that Europe’s pain is the U.S. consumer’s gain. Oil prices have dropped sharply and U.S. interest rates have unexpectedly moved lower.  There are still many people skeptical of investing in equities, which is ironic given the dismal risk/reward offered by alternative investments.  We view investor anxiety as a positive sign suggesting that there continues to be plenty of cash on the sidelines.

Small Cap stocks have had a nice run over the past year, as they are normally first out of the gate when economic conditions improve. Yet we continue to remain highly optimistic about the companies the Fund owns.  Larger companies are flush with cash and are actively looking for ways to grow. Private equity firms appear to be back in acquisition mode and credit is starting to loosen up.  All of which points to a constructive environment for Small Caps.

We welcome all new investors and investment advisors. The Fund now has relationships with 62 advisors and is in active discussions with dozens more. We continue to add investment platforms and now have Blue Sky filings in 30  States.  As the Adirondack Small Cap Fund enters its sixth year, we feel more confident than ever that we offer a valuable service to investors seeking small cap exposure.  As always, thank you for investing with us.  We appreciate your continued confidence and investments along side ours in The Adirondack Small Cap Fund.

Sincerely,

Matt Reiner, CFA

Greg Roeder, CFA

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

March 31, 2010 Average Annual Total Returns for periods ended
	Since Inception (04/06/05)	1yr	3yr
The Adirondack Small Cap Fund	7.5%	101.9%	1.3%
Russell 2000® Value Index	2.8%	65.1%	-5.7%
Peer Group**	Not Available	72.6%	-4.2%

The Fund commenced operation on April 6, 2005.  The data quoted reflects past performance and is presented as total return (not annualized). Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investors should consider the investment objectives, risks and charges and expenses of the Adirondack Small Cap Fund before investing.  For a prospectus containing more detail including information on risks, fees and expense, please contact the Fund's transfer agent at 1-888-686-2729.  Please read it carefully before you invest or send money.  Current performance may be lower or higher than the performance data quoted.

** Source: Wall Street Journal/Lipper

 ADIRONDACK SMALL CAP FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADIRONDACK SMALL CAP FUND, THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 VALUE INDEX.

1 Year             3 Year               Since Inception

Adirondack Small Cap Fund *

101.91%            1.25%                       7.50%

Russell 2000 Index **

 62.76%           (3.97)%                      3.44%

Russell 2000 Value Index ***                                65.08%          (5.70)%                      2.80%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap".  It is the most widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

March 31, 2010 (Unaudited)

1. 3Com Corp.	2.94%
2. DDI Corp.	2.59%
3. Delphil Financial Group 7.376% (Corporate Bond)	2.52%
4. Montpelier Re Holdings Ltd.	2.49%
5. Fresh Del Monte Produce	2.44%
6. Tellabs, Inc.	2.28%
7. PNM Resources, Inc.	2.27%
8. Vascular Solutions, Inc.	2.18%
9. Compuware Corp.	2.16%
10. Callaway Golf Corp.	2.09%

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION

March 31, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

	The Adirondack Small Cap Fund
	Schedule of Investments
	March 31, 2010

Shares		Value

COMMON STOCKS - 86.09%

Accident & Health Insurance - 1.94%
57,000	Conseco, Inc. *	$ 354,540

Agriculture Production - Crops - 2.44%
22,004	Fresh Del Monte Produce, Inc. *	445,581

Air-Conditioning & Warm Air Heating Equipment - 1.08%
16,000	Tecumseh Products Co. Class A *	196,320

Biotechnology Research & Products - 1.94%
65,000	Trinity Biotech plc. (Ireland) *	354,250

Calculating & Accounting Machines (No Electronic Computers) - 1.88%
24,900	NCR Corp. *	343,620

Computer Communications Equipment - 3.63%
70,000	3Com Corp. *	536,900
38,633	Adaptec, Inc. *	126,330
		663,230
Construction Special Trade Contractors - 1.12%
19,000	Matrix Service Co. *	204,440

Container & Package-Metal & Glass - 1.83%
12,401	Crown Holdings, Inc. *	334,331

Electric Services - 5.30%
18,000	Calpine Corp. *	214,020
33,000	PNM Resources, Inc.	413,490
10,800	Unisource Energy Corp.	339,552
		967,062
Electric Lighting & Wiring Equipment - 1.78%
47,539	LSI Industries, Inc.	324,216

Electromedical & Electrotherapeutic Apparatus - 0.61%
4,675	Conmed Corp. *	111,312

Financial Data Process Services - 1.65%
49,174	BGC Partners, Inc. Class A	300,453

Financial Miscellaneous - 2.00%
59,394	PMA Capital Corp. Class A *	364,679

Fire, Marine & Casualty Insurance - 5.35%
4,600	Endurance Specialty Holdings Ltd. (Bermuda)	170,890
27,000	Montpelier Re Holdings Ltd. (Bermuda)	453,870
21,156	Selective Insurance Group, Inc.	351,190
		975,950
Food & Kindred Products - 1.99%
26,000	Sara Lee Corp.	362,180

Glass Containers - 0.39%
2,000	Owens Illinois, Inc. *	71,080

Gold And Silver Ores - 0.30%
3,600	Coeur D'Alene Mines Corp. *	53,928

Home Health Care - 1.19%
250,410	Hooper Holmes, Inc. *	217,857

Industrial & Commercial Fans & Blowers & Air Purifying Equip - 0.36%
17,287	Flanders Corp. *	65,690

Instruments For Measuring & Testing Of Electricity & Electronic Signals - 1.39%
27,400	Ixia *	253,998

Investment Advice - 0.58%
5,091	Virtus Investment Partners, Inc. *	106,096

Leisure Time - 2.09%
43,200	Callaway Golf Corp.	381,024

Life Insurance - 1.55%
15,400	Genworth Financial, Inc. Class A *	282,436

Medical & Dental Instruments & Supply - 2.18%
44,246	Vascular Solutions, Inc. *	397,772

Miscellaneous Electrical Machinery, Equipment, & Supplies - 1.65%
52,397	Exide Technologies *	301,807

Petroleum Refining - 1.68%
22,654	Frontier Oil Corp.	305,829

Pharmaceutical Preparations - 3.22%
15,400	Endo Pharmaceuticals Holdings, Inc. *	364,826
24,825	Prestige Brands Holdings, Inc. *	223,425
		588,251
Printed Circuit Boards - 5.91%
83,315	DDI Corp. *	472,396
17,000	Jabil Circuit, Inc.	275,230
20,000	Sanmina-Sci Corp. *	330,000
		1,077,626
Production Technology Equipment - 1.66%
23,669	Electro Scientific Industries, Inc. *	303,200

Publishing-Newspapers - 1.36%
59,175	Journal Communications, Inc. Class A *	248,535

Retail-Retail Stores, NEC - 0.90%
7,200	IAC/Interactive Corp. *	164,016

Radio & TV Broadcasting & Communications Equipment - 2.98%
61,655	Endwave Corp. *	169,551
52,007	Seachange International, Inc. *	373,410
		542,961
Security Brokers, Dealers, & Flotation Companies - 1.63%
19,500	Knight Capital Group Class A *	297,765

Semiconductors & Related Devices - 3.18%
77,000	AXT, Inc. *	245,630
30,000	Verigy Ltd. (Singapore) *	335,400
		581,030
Services-Amusements & Recreation Services - 0.98%
26,000	Warner Music Group Corp. *	179,660

Services-Business Services, NEC - 1.63%
16,543	Keynote Systems, Inc.	188,425
30,623	Spark Networks, Inc. *	109,097
		297,522
Services-Commercial Physical & Biological Research - 1.24%
27,000	Albany Molecular Research, Inc. *	225,450

Services-Computer Processing & Data Preparation - 0.63%
100,000	IPass, Inc.	115,000

Services-Computer Programming Services - 3.82%
47,000	Compuware Corp. *	394,800
62,500	Realnetworks, Inc. *	301,875
		696,675
Services-Computer Programming, Data Processing, Etc. - 0.33%
58,013	Autobytel, Inc. *	60,914

Services-Prepackaged Software - 2.07%
40,000	Lawson Software Americas, Inc. *	264,000
11,000	Skillsoft Public Limited Co. *	113,520
		377,520
Surety Insurance - 2.90%
14,100	Assured Guaranty Ltd. (Bermuda)	309,777
41,560	RAM Holdings Ltd. (Bermuda) *	27,430
10,200	XL Capital Ltd. (Bermuda)	192,780
		529,987
Telephone & Telegraph Apparatus - 2.28%
55,000	Tellabs, Inc.	416,350

Water, Sewer, Pipeline, & Power Line Construction - 1.47%
16,500	MYR Group, Inc.	269,115

TOTAL FOR COMMON STOCKS (Cost $12,965,109) - 86.09%		15,711,258

CORPORATE BONDS - 4.84%
21,900	Delphi Financial Group 7.376% 05/01/2067	459,462
23,800	PMA Capital Corp. 8.50% 06/15/2018	231,812
8,856	Pulte Homes, Inc. 7.375% 06/01/2046	192,166
TOTAL FOR CORPORATE BONDS (Cost $699,929) - 4.84%		883,440

SHORT-TERM INVESTMENTS - 8.65%
1,578,207	Huntington U.S. Treasury Money Market IV 0.01% **	1,578,207
TOTAL SHORT-TERM INVESTMENTS (Cost $1,578,207) - 8.65%		1,578,207

TOTAL INVESTMENTS (Cost $15,243,245) - 99.58%		18,172,905

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.42%		77,359

NET ASSETS - 100.00%		$ 18,250,264

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2010.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 15,711,258	$ -	$ -	$15,711,258
	Corporate Bonds	883,440	-	-	883,440
	Short-Term Investments:
	Huntington US Treasury Money Market Fund IV	1,578,207	-	-	1,578,207
		$ 18,172,905	$ -	$ -	$18,172,905

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
March 31, 2010

Assets:
Investments in Securities, at Value (Cost $15,243,245)	$ 18,172,905
Cash	747,248
Receivables:
Dividends and Interest	9,883
Shareholder Subscription	25,552
Prepaid Expenses	9,562
Total Assets	18,965,150
Liabilities:
Securities Purchased	668,432
Shareholder Redemptions	18,596
Due to Advisor	15,856
Accrued Expenses	12,002
Total Liabilities	714,886

Net Assets	$ 18,250,264

Net Assets Consist of:
Paid In Capital	$ 15,862,227
Accumulated Undistributed Realized Loss on Investments	(541,623)
Unrealized Appreciation in Value of Investments	2,929,660
Net Assets, for 1,428,764 Shares Outstanding	$ 18,250,264

Net Asset Value Per Share	$ 12.77

Minimum Redemption Price Per Share ($12.77 * 0.99) Note 4	$ 12.64

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the year ended March 31, 2010

Investment Income:
Dividends	$ 94,449
Interest	53,981
Total Investment Income	148,430

Expenses:
Advisory Fees (Note 3)	133,397
Transfer Agent Fees	29,038
Legal Fees	8,280
Custodian Fees	7,350
Auditing Fees	15,622
Trustee Fees	3,846
Insurance Fees	1,027
Registration Fees	3,938
Printing & Mailing Fees	299
Total Expenses	202,797
Advisory Fees Waived (Note 3)	(33,033)
Net Expenses	169,764

Net Investment Loss	(21,334)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	583,759
Net Change in Unrealized Appreciation on Investments	6,118,370
Realized and Unrealized Gain (Loss) on Investments	6,702,129

Net Increase in Net Assets Resulting from Operations	$ 6,680,795

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statements of Changes in Net Assets

	For the Years Ended
	3/31/2010	3/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (21,334)	$ 15,890
Net Realized Gain (Loss) on Investments	583,759	(1,124,540)
Unrealized Appreciation (Depreciation) Investments	6,118,370	(2,732,287)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,680,795	(3,840,937)

Distributions to Shareholders: (Note 6)
Net Investment Income	(15,882)	-
Realized Gains	-	(175,088)
Total Dividends and Distributions Paid to Shareholders	(15,882)	(175,088)

Capital Share Transactions (Note 4)	5,812,557	990,829

Total Increase (Decrease) in Net Assets	12,477,470	(3,025,196)

Net Assets:
Beginning of Year	5,772,794	8,797,990

End of Year (Including Undistributed Net Investment Income of
$0 and $15,890, respectively)	$ 18,250,264	$ 5,772,794

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended				Period Ended
	3/31/2010	3/31/2009	3/31/2008	3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Year	$ 6.33	$ 11.01	$ 13.75	$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.02	(0.08)	(0.02)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	6.47	(4.50)	(1.65)	1.47	2.43
Total from Investment Operations	6.45	(4.48)	(1.73)	1.45	2.35

Distributions:
Net Investment Income	(0.01)	-	-	-	-
Realized Gains	-	(0.20)	(1.01)	(0.05)	-
Total from Distributions	(0.01)	(0.20)	(1.01)	(0.05)	-

Net Asset Value, at End of Year	$ 12.77	$ 6.33	$ 11.01	$ 13.75	$ 12.35

Total Return **	101.91%	(40.86)%	(13.08)%	11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 18,250	$ 5,773	$ 8,798	$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	1.84%	2.17%	1.99%	2.04%	2.50%	***
After Waivers	1.54%	1.70%	1.70%	1.70%	1.70%	***
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	(0.49)%	(0.27)%	(0.90)%	(0.52)%	(1.46)%	***
After Waivers	(0.19)%	0.21%	(0.62)%	(0.18)%	(0.66)%	***
Portfolio Turnover	61.01%	72.01%	87.74%	76.83%	21.94%

† Commencement of Operations April 6, 2005.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not Annualized for periods of less than one year.
*** Annualized.
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2010

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Codification:  The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of March 31, 2010.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends. as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.  Management has evaluated the impact of all subsequent events through May 28, 2010, the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Reclassifications:  In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2010, the Fund recorded permanent book/tax differences of $21,326 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement, the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor had an expense reimbursement agreement in effect with the Fund through July 31, 2009 to waive its management fee and\or reimburse expenses to the extent that the Fund’s total annual operating expenses exceeded 1.70%.  Effective August 1, 2009, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.49% until July 31, 2011. The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2010 the Advisor earned advisory fees of $133,397 of which $33,033 was waived.  The Fund owed the Advisor $15,856 as of March 31, 2010.

As of March 31, 2010, the following is subject to repayment by the Fund to the Advisor:

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2008	March 31, 2011	$26,587
March 31, 2009	March 31, 2012	$36,059
March 31, 2010	March 31, 2013	$33,033

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $15,862,227 as of March 31, 2010.  Transactions in capital for the year ended March 31, 2010, and the fiscal year ended March 31, 2009 were as follows:

	March 31, 2010		March 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	1,086,283	$12,168,745	191,908	$1,642,569
Shares reinvested	1,237	15,858	24,695	175,088
Shares redeemed	(570,010)	(6,372,046)	(104,735)	(826,828)
Net increase	517,510	$5,812,557	111,868	$990,829

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the year ended March 31, 2010, $117 redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.

Note 5. Investment Transactions

For the year ended March 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $10,831,904 and $6,185,215 respectively.

Note 6. Tax Matters

As of March 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Capital loss carryforward expiring

3/31/2017+

       ($243,267)

3/31/2018

         (186,714)

       ($429,981)

Gross unrealized appreciation on investment securities

     $   3,314,947

Gross unrealized depreciation on investment securities

     ($    488,192)

Net unrealized appreciation on investment securities

    $   2,826,755

Cost of investment securities *

    $ 15,346,150

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

* The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

On March 30, 2010 a distribution of $.01123 per share was paid to Fund shareholders.

The tax character of distributions paid during the years ended March 31, 2010 and 2009 are as follows:

 2010

2009

Ordinary income

$15,882

        -

Long-term capital gain

            -

                       $175,088

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of March 31, 2010, Charles Schwab & Co. for the benefit of its customers owned over 43.98% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  As of March 31, 2010, National Financial Service Corp., for the benefit of its customers, owned 38.72% of the Fund.

THE ADIRONDACK SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period April 6, 2005 (commencement of investment operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 28, 2010

The Adirondack Small Cap Fund
Expense Illustration
March 31, 2010 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees, custody fees, transfer agent fees, and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs

(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2009 through March 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2009	March 31, 2010	October 1, 2009 through March 31, 2010

Actual	$1,000.00	$1,130.08	$8.22
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.35	$7.79

* Expenses are equal to the Fund's annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2010 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Kevin Gallagher 2390 Western Ave Guilderland, New York 12084 Age: 45	Trustee	Indefinite; Since March 2005	1	Senior Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004.
Wade Coton 2390 Western Ave Guilderland, New York 12084 Age: 42	Trustee	Indefinite; Since March 2005	1	Vice President, L.D.M Management Group Inc. since January 2007. Home Builder & Developer, Richard H. List Inc. from January 1995 through December 2006.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

SEPTEMBER 30, 2009 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Gregory A. Roeder 2390 Western Ave Guilderland, New York 12084 Age: 46	President and Chief Compliance Officer	Indefinite; Since March 2005	N/A	Principal, Portfolio Manager & CCO, Adirondack Research & Management, Inc. from 2004 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003
Louis Morizio 2390 Western Ave Guilderland, New York 12084 Age: 50	Trustee and Secretary	Indefinite; Trustee Since March 2005; Secretary Since December 2004	1

Registered Investment Adviser, Center for Financial Planning, from December 1994 to January 2008; Vice President, Berkshire Bank, from January 2008 to December 2009.  Vice President 1st Albany Mortgage April 2010 to present.  Certified Financial Planner since 1991, Accredited Investment Fiduciary Analyst since 2006.

Matthew Reiner 2390 Western Ave Guilderland, New York 12084 Age: 44	Treasurer and Principal Financial Officer	Indefinite; Since March 2005	N/A

Principal, Portfolio Manager & CFO,  Adirondack Research & Management Inc. February 2005 to Present,  Vice President, Portfolio Manager and Director of Research, Paradigm Capital Management from 1998 to Jan 2005

Norman Joseph Plourde 2390 Western Ave Guilderland, New York 12084 Age: 46	Trustee	Indefinite; Since March 2005	1

VP and principal of Ideal Wood Products since October 2001. General Manager of operations, Universal Forest Products Inc. from October 2001 through June 2005 General Manager and Treasurer of P&R Truss Co. from June 1985 through October 2001.

The Fund’s Statement of Additional contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

March 31, 2010 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2010

$ 10,500

FY 2009

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

(c)

Tax Fees

Registrant

FY 2010

$ 1,500

FY 2009

$ 1,500

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 1,500 [tax fees]

FY 2009

$ 1,500 [tax fees]

 (h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 7, 2010

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 7, 2010

* Print the name and title of each signing officer under his or her signature.